UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12
CARBONITE, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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2017 Supplement to Proxy Statement
Two Avenue de Lafayette
Boston, Massachusetts 02111

We are pleased to announce that our Board of Directors has nominated Marina Levinson for election as a Class III director to hold office until the 2020 annual meeting of stockholders and until her successor is elected and qualified.

Because this change adds Ms. Levinson to the slate of nominees to be elected as Class III directors at the annual meeting of stockholders to be held on May 8, 2017 (the “Annual Meeting”), we are providing you with additional information in the enclosed Supplement to Proxy Statement to allow you to vote on the election of Ms. Levinson to serve as a Class III director until the 2020 annual meeting of stockholders and until her successor is elected and qualified. The election of Ms. Levinson is being proposed as a separate proposal (Proposal Five).

You may vote on all five proposals by one of the alternatives described in the amended Notice of Internet Availability of Proxy Materials that is being sent to you along with the Supplement to Proxy Statement. The receipt of new voting instructions will revoke and supersede any voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your shares will be voted consistent with such previously submitted voting instructions at the Annual Meeting with respect to all other proposals but will not be voted on the fifth proposal, the election of Ms. Levinson as a Class III director.

Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement to Proxy Statement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting.

By Order of the Board of Directors,

Danielle Sheer
General Counsel, Vice President, and Secretary
April 13, 2017

2017 Supplement to Proxy Statement
Two Avenue de Lafayette
Boston, Massachusetts 02111

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2017
I am pleased to invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Carbonite, Inc. (the “Company”) to be held on Monday, May 8, 2017 at 9:00 a.m. Eastern Time at the Hyatt Regency, Plymouth Room, One Avenue de Lafayette, Boston, MA 02111 for the following purposes:

1. To elect two Class III directors named in the Proxy Statement to hold office until the 2020 annual meeting of stockholders and until their successors are elected and qualified;
2. To ratify the selection by the Audit Committee of the Board of Directors of the Company of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;
3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying materials;
4. To approve the 2017 Employee Stock Purchase Plan;
5. To elect Marina Levinson as a Class III director to hold office until the 2020 annual meeting of stockholders and until her successor is elected and qualified; and
6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 15, 2017 (the “Record Date”) are entitled to receive this notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments of such meeting.

The Proxy Statement made available to stockholders on or about March 27, 2017 provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that additional information with respect to Item 5 listed above is set forth in the accompanying Supplement to Proxy Statement. On or about March 27, 2017, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) was mailed to our stockholders of record as of the Record Date and our proxy materials were posted on the website referenced in the Notice (www.proxyvote.com). An amended version of the Notice (the "Amended Notice") is being sent with the attached Supplement to Proxy Statement to our stockholders of record as of the Record Date.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU MAY SUBMIT YOUR PROXY BY TELEPHONE OR VIA INTERNET USING THE INSTRUCTIONS ON THE AMENDED NOTICE OR, IF YOU RECEIVED PAPER COPIES OF THE PROXY MATERIALS BY MAIL, YOU MAY ALSO VOTE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors,

Danielle Sheer
General Counsel, Vice President, and Secretary
April 13, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2017

The Proxy Statement, Supplement to Proxy Statement and the 2016 Annual Report are available at www.investor.carbonite.com.

SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2017

On March 27, 2017, Carbonite, Inc. (the “Company,” “we” or “us”) filed its proxy statement (the “Proxy Statement”) relating to the annual meeting of stockholders to be held on May 8, 2017 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made available to its stockholders on the internet the Proxy Statement and related proxy materials. Subsequent to that date, the Board of Directors of the Company (the “Board”) has concluded that they will nominate Marina Levinson for election as a Class III director to hold office until the 2020 annual meeting of stockholders and until her successor is elected and qualified.

This Supplement to Proxy Statement (this “Supplement”) has been prepared to provide our stockholders with information regarding the nomination of Ms. Levinson as a Class III director that would have been included in the Proxy Statement had Ms. Levinson been nominated prior to the filing of the Proxy Statement. In order to facilitate the proper tallying of votes cast by our stockholders prior to the nomination of Ms. Levinson for election as a director, the election of Ms. Levinson as a director is being considered as a separate proposal (Proposal Five).

This Supplement is being furnished to our stockholders of record as of the close of business on March 15, 2017 (the “Record Date”), the record date for the Annual Meeting, in connection with the solicitation of proxies to be voted at the Annual Meeting, and at any adjournment thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplements and amends the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 27, 2017, previously mailed or made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is contained in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Addition of Candidate for Election at the Annual Meeting

The Board has authorized an additional nominee for election as a Class III director at the Annual Meeting. Ms. Levinson has been recommended as a nominee to stand for election as a Class III director to hold office until the 2020 annual meeting of stockholders and until her successor is elected and qualified. The Board has not yet determined the committees of our Board to which Ms. Levinson will be named if she is elected by stockholders. Biographical information concerning Ms. Levinson is provided below under “Proposal Five - Election of Additional Director.”

PROPOSAL FIVE
ELECTION OF ADDITIONAL DIRECTOR

The Company’s Amended and Restated Certificate of Incorporation provides that our Board shall be divided into three classes, with the directors in each class having a three-year term.
The Board currently consists of eight directors, divided into the three following classes:
Class I: Mohamad Ali, Scott Daniels and Peter Gyenes, whose current terms will expire at the annual meeting of stockholders to be held in 2018;
Class II: Charles Kane and Stephen Munford, whose current terms will expire at the annual meeting of stockholders to be held in 2019; and
Class III: Jeff Flowers, David Friend and Todd Krasnow, whose current terms will expire at the Annual Meeting.
In addition to Proposal One of the Proxy Statement, in which our Board recommended that stockholders vote for the election to our Board of each of Messrs. Friend and Krasnow as Class III directors, our Board is pleased to inform you that a new candidate, Marina Levinson, has also been nominated for election as a Class III director. Our Board has not yet determined the committees of the Board to which Ms. Levinson will be named if she is elected by stockholders. Each director elected at the Annual Meeting will serve for a term ending on the date of the third annual meeting of stockholders following his or her election and until his or her successor is elected and has been qualified, or until his or her earlier death, resignation, or removal.
Shares represented by executed proxy cards will be voted, if authority to do so is not withheld, for the election of Ms. Levinson. In the event that Ms. Levinson is unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board may propose. Ms. Levinson has agreed to serve if elected, and management has no reason to believe that she will be unable to serve.
Information Concerning Ms. Levinson
Ms. Levinson is a founder and chief executive officer of CIO Advisory Group, LLC, a technology consulting company, which was founded in September 2011. Since April 2014, she has also been a partner at the venture capital firm Benhamou Global Ventures. Ms. Levinson has served on the board of directors of Ellie Mae, Inc. (NYSE: ELLI), since August 2014 and chairs its technology and cybersecurity committee. Ms. Levinson is also a director of Ayehu Software Technologies Ltd, a private company. From 2005 to 2011, Ms. Levinson served as senior vice president and chief information officer for NetApp, Inc. From 1999 to 2005, she served as vice president and chief information officer of Palm Inc., having earlier served as senior director of global integration at 3Com. Ms. Levinson holds a B.S. in Computer Science from the St. Petersburg Institute of Precision Mechanics and Optics. The Board has concluded that Ms. Levinson should serve on the Board based on her data security, privacy and chief information officer experience. Ms. Levinson was first recommended to the Board by our chief executive officer, who became aware of Ms. Levinson through a contact in the technology industry.
Vote Required
The three director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no impact on the election of directors.

Stock Ownership of Ms. Levinson
Ms. Levinson did not beneficially own any shares of the Company’s common stock on March 15, 2017, the date of the information disclosed under “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MS. LEVINSON.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E27654-P91355

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARBONITE, INC.

The Board of Directors recommends you vote FOR ALL on the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Friend
02) Todd Krasnow

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the selection of Ernst & Young LLP as Carbonite, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of Carbonite, Inc.'s named executive officers.	☐	☐	☐
4. To approve Carbonite's 2017 Employee Stock Purchase Plan.	☐	☐	☐

	For	Withhold
5. To elect director nominee Marina Levinson.	☐	☐

NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

E27655-P91355

CARBONITE, INC.
Annual Meeting of Stockholders
May 8, 2017 9:00 AM ET

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mohamad Ali and Danielle Sheer, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARBONITE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM ET on May 8, 2017 at the Hyatt Regency, Plymouth Room, One Avenue de LaFayette, Boston, MA 02111, and any adjournment or postponement thereof.

By executing this proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations; FOR all of the director nominees listed under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

Continued and to be signed on reverse side

V.1.1